ALL STAR® FUNDS

3rd Quarter | September 30, 2019

Liberty All-Star® Equity Fund

USA LISTED NYSE

LIBERTY ALL-STAR® EQUITY FUND

Periods Ended September 30, 2019 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.51
Market Price	$6.40
Discount	-1.7%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.49
Market Price Trading Range	$5.96 to $6.72	$5.28 to $6.72
Discount Range	-1.7% to -4.6%	-1.7% to -10.2%

Performance
Shares Valued at NAV with Dividends Reinvested	0.49%	19.64%
Shares Valued at Market Price with Dividends Reinvested	2.49%	28.77%
Dow Jones Industrial Average	1.83%	17.51%
Lipper Large-Cap Core Mutual Fund Average	1.42%	19.24%
NASDAQ Composite Index	0.18%	21.54%
S&P 500® Index	1.70%	20.55%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2019.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2019

Although equity markets experienced alternating rallies and reversals during the third quarter, the period ended with little change in the major indices. The S&P 500® Index returned 1.70 percent, the widely-followed Dow Jones Industrial Average (DJIA) returned 1.83 percent and the NASDAQ Composite Index returned 0.18 percent. These returns were the lowest of this year’s three quarters, and August joined May as the only months year to date to produce negative results for the S&P 500®.

Through nine months, performance remained strong, with the S&P 500® returning 20.55 percent, the DJIA gaining 17.51 percent and the NASDAQ Composite advancing 21.54 percent.

Stocks opened the third quarter strongly, with the S&P 500® and the DJIA both setting record highs in early July. The DJIA crossed the 27,000 mark for the first time on July 11, while the S&P 500® briefly crossed 3,000 before closing at 2,999.91. Late July and early August were a different story, however, as the week bridging the two months recorded the year’s worst losses for the S&P 500®. Markets continued to struggle in August, with the S&P 500® declining -1.58 percent. September saw a rebound that took the index back to within striking distance of its July record. With the S&P 500® down -0.17 percent for the quarter at the end of August, September’s gain moved it and other key benchmarks back into positive territory to close the period.

The themes driving markets in the third quarter were familiar ones, led by the trade/tariff dispute between the U.S. and China. Markets moved higher with each sign of a potential truce in the standoff and pulled back whenever negotiations faltered or the parties indicated their positions were hardening. Either way, it became increasingly apparent that the two countries were prepared for a drawn-out confrontation. The uncertainty had economic consequences: businesses held off on capital spending, commodity prices declined and growth slowed abroad, particularly in countries such as Germany that are heavily trade-dependent. Investors were unnerved when the Treasury yield curve inverted in mid-August because it often signals an impending recession. To help guard against further economic erosion, the Federal Reserve cut short-term interest rates two times during the quarter, the first rate reductions by the Fed since the financial crisis in 2008.

Liberty All-Star® Equity Fund

Quarterly returns for Liberty All-Star Equity Fund were mixed. The Fund lagged modestly with a 0.49 percent return when shares are valued at net asset value (NAV) with dividends reinvested. The Fund outperformed when shares are valued at market price with dividends reinvested with a return of 2.49 percent. (Fund returns are net of expenses.) By comparison, the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned 1.42 percent for the quarter. As mentioned, the Fund’s secondary benchmark, the S&P 500®, returned 1.70 percent.

Through nine months of the year, the Fund returned 19.64 percent with shares valued at NAV with dividends reinvested and 28.77 percent with shares valued at market price with dividends reinvested. For this period, the return on Fund shares valued at NAV modestly exceeded that of the Lipper Large-Cap Core Mutual Fund Average, which returned 19.24 percent, but was more than 900 basis points ahead of the benchmark return when shares are valued at market price with dividends reinvested.

Third Quarter Report (Unaudited) | September 30, 2019	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

We note that growth style investing—as measured by the Russell 1000® indices—continued to produce better relative returns than value style stocks in the third quarter, although the gap has narrowed this year versus last. For the quarter, the Russell 1000® Growth Index returned 1.49 percent while the Russell 1000® Value Index was close behind at 1.36 percent. Through nine months, the return of the Russell 1000® Growth Index leads that of its value counterpart, 23.30 percent versus 17.81 percent.

The discount at which Fund shares trade relative to their underlying NAV continued to narrow during the third quarter. For the period, Fund shares traded in a discount range of -1.7 percent to -4.6 percent versus -3.6 percent to -7.0 percent in the second quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $27.38 per share for a total of more than $2.9 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Fund performance relative to the most closely-watched benchmarks was mixed in the third quarter, but remained ahead of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average year to date. More importantly, longer-term returns have been gratifying, as the Fund has outperformed its primary benchmark for the trailing one-, three- and five-year periods. We continue to believe this reflects well on the Fund’s structure, disciplined approach and commitment to long-term results. We thank you for your confidence in the Fund, and pledge to do our very best to maintain it.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2019 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2019 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019
1st Quarter	0.15
2nd Quarter	0.17
3rd Quarter	0.17
Total	$26.20

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2019	3

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

September 30, 2019 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2019 (Unaudited)

	Investment Style Spectrum
		Value		Growth

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	33	44	30	32	149*	505
Percent of Holdings in Top 10	38%	33%	34%	42%	52%	18%	22%
Weighted Average Market Capitalization (billions)	$64	$97	$124	$219	$219	$143	$250
Average Five-Year Earnings Per Share Growth	4%	4%	15%	15%	28%	13%	11%
Dividend Yield	2.6%	2.7%	1.7%	0.9%	0.5%	1.7%	2.0%
Price/Earnings Ratio**	13x	17x	17x	33x	39x	20x	21x
Price/Book Value Ratio	1.2x	2.2x	2.4x	7.5x	7.7x	2.5x	3.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2019 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
PayPal Holdings, Inc.	2.12%
Visa, Inc.	2.06
Adobe, Inc.	1.95
Amazon.com, Inc.	1.95
Alphabet, Inc.	1.93
Microsoft Corp.	1.83
salesforce.com, Inc.	1.61
Facebook, Inc.	1.50
Halliburton Co.	1.46
American International Group, Inc.	1.45
Mondelez International, Inc.	1.44
Abbott Laboratories	1.43
Danaher Corp.	1.39
Equinix, Inc.	1.34
Bank of America Corp.	1.30
Capital One Financial Corp.	1.30
Home Depot, Inc.	1.20
American Tower Corp.	1.09
Lowe’s Cos., Inc.	1.00
Amgen, Inc.	0.97
30.32%

Economic Sectors*	Percent of Net Assets
Information Technology	20.47%
Financials	16.62
Health Care	14.54
Consumer Discretionary	12.37
Industrials	8.55
Energy	6.13
Communication Services	5.92
Consumer Staples	5.89
Real Estate	3.75
Materials	2.67
Utilities	0.95
Other Net Assets	2.14
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2019	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

September 30, 2019 (Unaudited)

The following are the major ($5 million or more) stock changes-both purchases and sales-that were made in the Fund’s portfolio during the third quarter of 2019.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/19
Purchases
Cabot Oil & Gas Corp.	314,863	314,863
Conagra Brands, Inc.	266,514	266,514
IHS Markit, Ltd.	78,732	176,632
Illumina, Inc.	19,956	38,691
Workday, Inc., Class A	31,145	31,145

Sales
Quest Diagnostics, Inc.	(80,000)	0
Walt Disney Co.	(80,185)	0

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.86%)
COMMUNICATION SERVICES (5.92%)
Diversified Telecommunication Services (1.29%)
AT&T, Inc.	233,300	$8,828,072
Verizon Communications, Inc.	141,100	8,516,796
		17,344,868
Interactive Media & Services (3.90%)
Alphabet, Inc., Class C(a)	21,275	25,934,225
Facebook, Inc., Class A(a)	113,726	20,252,326
Twitter, Inc.(a)	155,000	6,386,000
		52,572,551
Media (0.73%)
Interpublic Group of Cos., Inc.	329,201	7,097,574
Omnicom Group, Inc.	35,326	2,766,026
		9,863,600
CONSUMER DISCRETIONARY (12.37%)
Auto Components (0.69%)
Lear Corp.	79,050	9,319,995

Automobiles (0.56%)
Ford Motor Co.	822,817	7,537,004

Hotels, Restaurants & Leisure (0.88%)
Yum! Brands, Inc.	104,980	11,907,881

Household Durables (2.21%)
Lennar Corp., Class A	117,000	6,534,450
Lennar Corp., Class B	2,500	110,925
Mohawk Industries, Inc.(a)	55,744	6,916,158
Newell Brands, Inc.	494,422	9,255,580
Sony Corp.(b)(c)	117,000	6,918,210
		29,735,323
Internet & Direct Marketing Retail (2.55%)
Amazon.com, Inc.(a)	15,145	26,290,357
Booking Holdings, Inc.(a)	4,125	8,095,766
		34,386,123
Multiline Retail (0.64%)
Dollar Tree, Inc.(a)	76,100	8,687,576

Specialty Retail (3.17%)
Home Depot, Inc.	69,445	16,112,629
Lowe’s Cos., Inc.	122,977	13,522,551
TJX Cos., Inc.	140,093	7,808,784

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.(a)	20,771	$5,206,251
		42,650,215
Textiles, Apparel & Luxury Goods (1.67%)
Gildan Activewear, Inc.	84,164	2,987,822
NIKE, Inc., Class B	107,951	10,138,758
PVH Corp.	105,879	9,341,704
		22,468,284
CONSUMER STAPLES (5.89%)
Beverages (0.95%)
Coca-Cola Co.	142,000	7,730,480
Monster Beverage Corp.(a)	87,300	5,068,638
		12,799,118
Food & Staples Retailing (0.86%)
Costco Wholesale Corp.	25,400	7,317,994
Walgreens Boots Alliance, Inc.	77,000	4,258,870
		11,576,864
Food Products (3.12%)
Archer-Daniels-Midland Co.	180,700	7,421,349
Conagra Brands, Inc.	266,514	8,176,650
Mondelez International, Inc., Class A	350,319	19,379,647
Tyson Foods, Inc., Class A	81,000	6,977,340
		41,954,986
Personal Products (0.96%)
Estee Lauder Cos., Inc., Class A	33,489	6,662,636
Unilever NV	105,000	6,303,150
		12,965,786
ENERGY (6.13%)
Energy Equipment & Services (2.67%)
Baker Hughes, a GE co.	286,192	6,639,654
Halliburton Co.	1,045,733	19,712,067
National Oilwell Varco, Inc.	452,139	9,585,347
		35,937,068
Oil, Gas & Consumable Fuels (3.46%)
Cabot Oil & Gas Corp.	314,863	5,532,143
Cenovus Energy, Inc.	528,447	4,956,833
ConocoPhillips	128,900	7,344,722
Marathon Oil Corp.	569,810	6,991,569
Occidental Petroleum Corp.	155,100	6,897,297
Phillips 66	70,000	7,168,000
Pioneer Natural Resources Co.	25,500	3,207,135

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(c)	77,126	$4,538,865
		46,636,564
FINANCIALS (16.62%)
Banks (6.15%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	810,000	4,212,000
Bank of America Corp.	602,603	17,577,930
BB&T Corp.	159,300	8,501,841
BOK Financial Corp.	42,000	3,324,300
Citigroup, Inc.	161,935	11,186,470
Commerce Bancshares, Inc.	67,500	4,093,875
Cullen/Frost Bankers, Inc.	38,000	3,364,900
East West Bancorp, Inc.	94,300	4,176,547
JPMorgan Chase & Co.	108,487	12,767,835
Mitsubishi UFJ Financial Group, Inc.(c)	650,000	3,302,000
Wells Fargo & Co.	206,430	10,412,329
		82,920,027
Capital Markets (3.50%)
Ameriprise Financial, Inc.	48,500	7,134,350
Bank of New York Mellon Corp.	160,400	7,251,684
Charles Schwab Corp.	125,500	5,249,665
Goldman Sachs Group, Inc.	31,782	6,586,184
KKR & Co., Inc., Class A	169,926	4,562,513
Morgan Stanley	177,414	7,570,255
S&P Global, Inc.	20,800	5,095,584
UBS Group AG	325,600	3,682,536
		47,132,771
Consumer Finance (1.30%)
Capital One Financial Corp.	192,039	17,471,708

Diversified Financial Services (0.94%)
AXA Equitable Holdings, Inc.	331,351	7,342,738
Voya Financial, Inc.	97,006	5,281,007
		12,623,745
Insurance (4.73%)
Allstate Corp.	82,200	8,933,496
American International Group, Inc.	351,890	19,600,273
Axis Capital Holdings, Ltd.	89,225	5,953,092
Chubb, Ltd.	79,834	12,888,401
Marsh & McLennan Cos., Inc.	85,700	8,574,285
MetLife, Inc.	166,053	7,831,059
		63,780,606

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.54%)
Biotechnology (1.83%)
Alexion Pharmaceuticals, Inc.(a)	25,400	$2,487,676
Amgen, Inc.	67,530	13,067,730
BioMarin Pharmaceutical, Inc.(a)	45,300	3,053,220
Regeneron Pharmaceuticals, Inc.(a)	21,804	6,048,430
		24,657,056
Health Care Equipment & Supplies (4.92%)
Abbott Laboratories	230,817	19,312,458
Alcon, Inc.(a)	94,313	5,497,505
Align Technology, Inc.(a)	23,749	4,296,669
Becton Dickinson and Co.	31,241	7,902,723
Boston Scientific Corp.(a)	73,044	2,972,160
Danaher Corp.	129,680	18,729,683
Medtronic PLC	70,000	7,603,400
		66,314,598
Health Care Providers & Services (3.33%)
Acadia Healthcare Co., Inc.(a)	9,586	297,933
Cardinal Health, Inc.	248,647	11,733,652
Cigna Corp.	46,457	7,051,708
CVS Health Corp.	135,000	8,514,450
McKesson Corp.	52,029	7,110,283
UnitedHealth Group, Inc.	46,691	10,146,888
		44,854,914
Life Sciences Tools & Services (0.87%)
Illumina, Inc.(a)	38,691	11,770,576

Pharmaceuticals (3.59%)
Johnson & Johnson	59,300	7,672,234
Merck & Co., Inc.	99,900	8,409,582
Mylan NV(a)	205,038	4,055,652
Novartis AG(c)	68,000	5,909,200
Novo Nordisk A/S(c)	129,309	6,685,275
Pfizer, Inc.	191,300	6,873,409
Zoetis, Inc.	69,800	8,696,382
		48,301,734
INDUSTRIALS (8.55%)
Aerospace & Defense (1.70%)
General Dynamics Corp.	34,000	6,212,820
Northrop Grumman Corp.	23,400	8,770,086
Raytheon Co.	40,300	7,906,457
		22,889,363

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (1.04%)
Allegion PLC	68,500	$7,100,025
Johnson Controls International PLC	156,000	6,846,840
		13,946,865
Commercial Services & Supplies (1.03%)
Waste Connections, Inc.	61,000	5,612,000
Waste Management, Inc.	72,300	8,314,500
		13,926,500
Industrial Conglomerates (0.78%)
General Electric Co.	1,178,708	10,537,650

Machinery (2.51%)
Oshkosh Corp.	90,500	6,859,900
Parker-Hannifin Corp.	37,000	6,682,570
Stanley Black & Decker, Inc.	51,049	7,371,986
Wabtec Corp.	95,547	6,866,007
Xylem, Inc.	75,500	6,011,310
		33,791,773
Professional Services (1.49%)
IHS Markit, Ltd.(a)	176,632	11,813,148
TransUnion	101,800	8,256,998
		20,070,146
INFORMATION TECHNOLOGY (20.47%)
Communications Equipment (0.56%)
Cisco Systems, Inc.	151,800	7,500,438

IT Services (6.56%)
Automatic Data Processing, Inc.	47,051	7,594,972
Cognizant Technology Solutions Corp., Class A	119,301	7,189,675
FleetCor Technologies, Inc.(a)	27,877	7,994,566
Mastercard, Inc., Class A	34,255	9,302,630
PayPal Holdings, Inc.(a)	275,498	28,538,838
Visa, Inc., Class A	161,390	27,760,694
		88,381,375
Semiconductors & Semiconductor Equipment (2.41%)
ASML Holding N.V.	14,771	3,669,412
Broadcom Ltd.	27,300	7,536,711
Intel Corp.	146,400	7,543,992
Microchip Technology, Inc.	89,000	8,268,990
NVIDIA Corp.	31,143	5,421,062
		32,440,167

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (10.37%)
Adobe, Inc.(a)	95,265	$26,316,956
ANSYS, Inc.(a)	39,000	8,633,040
Autodesk, Inc.(a)	71,943	10,625,981
Intuit, Inc.	32,936	8,759,000
Microsoft Corp.	177,321	24,652,939
Oracle Corp.	229,844	12,648,315
salesforce.com, Inc.(a)	146,433	21,736,515
ServiceNow, Inc.(a)	48,081	12,205,362
Splunk, Inc.(a)	48,900	5,763,354
Trade Desk, Inc., Class A(a)	16,344	3,065,317
Workday, Inc., Class A(a)	31,145	5,293,404
		139,700,183
Technology Hardware, Storage & Peripherals (0.57%)
Hewlett Packard Enterprise Co.	509,076	7,722,683

MATERIALS (2.67%)
Chemicals (2.08%)
Ecolab, Inc.	40,899	8,099,638
EI du Pont de Nemours & Co.	105,151	7,498,318
Linde PLC	29,388	5,693,043
PPG Industries, Inc.	57,000	6,755,070
		28,046,069
Construction Materials (0.59%)
Martin Marietta Materials, Inc.	29,000	7,948,900

REAL ESTATE (3.75%)
Equity Real Estate Investment Trusts (REITs) (3.75%)
American Tower Corp.	66,600	14,727,258
Equinix, Inc.	31,357	18,086,718
Equity LifeStyle Properties, Inc.	33,000	4,408,800
Equity Residential	101,600	8,764,016
Sun Communities, Inc.	30,000	4,453,500
		50,440,292
UTILITIES (0.95%)
Electric Utilities (0.95%)
Edison International	170,095	12,828,565

TOTAL COMMON STOCKS
(COST OF $1,049,980,800)		1,318,342,510

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (2.68%)
MONEY MARKET FUND (2.16%)
State Street Institutional US Government Money Market Fund, 1.879%(d)
(COST OF $29,030,695)	29,030,695	$29,030,695

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.52%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.09%
(COST OF $7,044,096)	7,044,096	7,044,096

TOTAL SHORT TERM INVESTMENTS
(COST OF $36,074,791)		36,074,791

TOTAL INVESTMENTS (100.54%)
(COST OF $1,086,055,591)		1,354,417,301

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.54%)		(7,310,849)

NET ASSETS (100.00%)		$1,347,106,452

NET ASSET VALUE PER SHARE
(206,801,105 SHARES OUTSTANDING)		$6.51

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,940,991.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2019.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2019	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2019, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 6,940,991	$ 7,044,096	$ -	$ 7,044,096

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2019	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,318,342,510	$–	$–	$1,318,342,510
Short Term Investments	36,074,791	–	–	36,074,791
Total	$1,354,417,301	$–	$–	$1,354,417,301

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2019 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2019	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

September 30, 2019 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

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ALL-STAR®
EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Interim Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund's Form N-Qs and Form N-PORTs are/will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL-STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE